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                                                                  Exhibit 10.7


                                      FORM OF
                               STOCKHOLDER'S AGREEMENT


     This Stockholder's Agreement (this "Agreement") is entered into as of ______________ by and among ACCURIDE CORPORATION, a Delaware corporation (the "Company"), __________________ (the "Purchaser") and HUBCAP ACQUISITION L.L.C. ("Acquisition") (being hereinafter collectively referred to as the "Parties").


                                       RECITALS

     Pursuant to the terms of the 1998 Stock Purchase and Option Plan for Employees of Accuride Corporation and Subsidiaries, as the same may be amended from time to time (the "Equity Plan"), the Company is making shares of its common stock ("Common Stock") available for purchase by certain employees and is granting options to purchase Common Stock to certain employees. This Agreement is one of several agreements ("Other Purchasers' Agreements") which have been, or which in the future will be, entered into between the Company and other individuals who are or will be employees of the Company or one of its Subsidiaries (collectively, the "Other Purchasers"). In addition, the Company has entered into agreements (the "Investors' Agreements") with certain institutional investors and other purchasers (collectively, the "Investors") pursuant to which the Investors purchased or will purchase shares of Common Stock. For purposes of this Agreement, "Subsidiary," with respect to any entity, shall mean any corporation (or other entity) in an unbroken chain of entities beginning with such corporation (or entity) if each of the entities, or group of commonly controlled entities, other than the last entity in the unbroken chain, then owns stock (or other equity interest) possessing 50% or more of the total combined voting power of all classes of equity in one of the other entities in such chain; "Affiliate" shall mean, with respect to any Person, a Person directly or indirectly controlling, controlled by, or under common control with, such Person, and with respect to the Company, also any entity designated by the Board of Directors of the Company in which the Company or one of its Affiliates has an interest, and, with respect to Kohlberg Kravis Roberts & Co., L.P. ("KKR"), also any Affiliate of any partner of KKR; "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature; and "control" shall have the meaning given such term under Rule 405 of the Securities Act of 1933 (the "Securities Act").

     Pursuant to the terms of the Equity Plan, the Company has agreed to sell to the Purchaser, and the Purchaser desires to purchase ________ shares of Common Stock (the "Purchase Stock") at a price per share of $5,000.00. The purchase of the Purchase Stock will be made on ______________ (the "Purchase Date") and following the contemplated stock dividend which will result in Acquisition's effective cost per share of Common Stock equaling $5,000.00 (the "Stock Dividend"), unless the Company shall notify the Purchaser that the Purchase Date has been extended, in which case the Purchase Date shall be the date specified in such notice. On the

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Purchase Date, the Company also will grant to the Purchaser an option or options
(the "Options") to purchase _______ shares of Common Stock at an exercise price of $5,000.00 per share, pursuant to the terms of the Equity Plan and the "Non-Qualified Stock Option Agreement" of even date herewith by and between the Company and the Purchaser. The Options may be granted as Time Options or Performance Options (each as defined in the Non-Qualified Stock Option Agreement). The term "Stock" as used in this Agreement shall include all shares of Purchase Stock of the Company purchased by the Purchaser pursuant to this Agreement and all shares of Common Stock issued to the Purchaser by the Company upon exercise of the Options and of any other stock options held by the Purchaser and any other Common Stock otherwise acquired by the Purchaser at any time when this Agreement is in effect. The term "Options" as used in this Agreement shall include all Options granted to the Purchaser pursuant to this Agreement and any other stock options to purchase Common Stock granted to the Purchaser by the Company and held by the Purchaser at any time when this Agreement is in effect.


                                      AGREEMENT

     To implement the foregoing and in consideration of the mutual agreements contained herein, the Parties agree as follows:

1.   PURCHASE OF STOCK; ISSUANCE OF OPTIONS.

     (a) On the Purchase Date, subject to the Stock Dividend, the Purchaser hereby subscribes for and shall purchase, and the Company will sell to the Purchaser, the Purchase Stock at a purchase price of $5,000.00 per share (the "Initial Price Per Share") subject to the terms and conditions hereinafter set forth and contained in the Equity Plan. The Company shall have no obligation to sell any Purchase Stock to any person who (i) is a resident or citizen of a state or other jurisdiction in which the sale of the Purchase Stock to him would constitute a violation of the securities or "blue sky" laws of such jurisdiction (provided that the Company shall take all reasonable ministerial actions under such laws to avoid any such violation) or (ii) is not an employee of the Company or one of its Subsidiaries on the Purchase Date.

     (b) The Purchaser shall pay to the Company on the Purchase Date $_________, in cash or a certified bank check or checks payable to the order of the Company and a note payable to the Company in the principal amount of $________ in consideration of the Purchase Stock; provided, that with the consent of the Company, the Purchaser may deliver another form of payment for the Purchase Stock. On the Purchase Date, in consideration of receipt of the Initial Price Per Share, the Company will deliver to the Purchaser a certificate, registered in the Purchaser's name, for the Purchase Stock.

     (c) Upon and as of the Purchase Date, the Company shall issue to the Purchaser Options to purchase ______________ shares of Common Stock subject to the terms and conditions hereinafter set forth and contained in the Equity Plan and the Non-Qualified Stock

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Option Agreement, and the Parties shall execute and deliver to each other copies of the Non-Qualified Stock Option Agreement concurrently with the issuance of the Options.

2.   THE PURCHASER'S REPRESENTATIONS AND WARRANTIES.

     (a) The Purchaser hereby represents and warrants that he is acquiring the Purchase Stock for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of Stock (any such act sometimes referred to herein as a "Transfer," whether voluntary or involuntary) unless such Transfer complies with the terms and conditions of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, or the rules and regulations in effect thereunder (the "Securities Act") or (ii)
(A) counsel for the Purchaser (which counsel shall be acceptable to the Company) shall have furnished the Company with an opinion, satisfactory in form and substance to the Company, that no such registration is required because of the availability of an exemption from registration under the Securities Act and (B) if the Purchaser is a citizen or resident of any country other than the United States, or the Purchaser desires to effect any Transfer in any such country, counsel for the Purchaser (which counsel shall be acceptable to the Company) shall have furnished the Company with an opinion or other advice satisfactory in form and substance to the Company to the effect that such Transfer will comply with the securities laws of such jurisdiction. Notwithstanding the foregoing, the Company acknowledges and agrees that any of the following Transfers are deemed to be in compliance with this Agreement and no opinion of counsel is required in connection therewith: (w) a pledge of Purchase Stock to the Company to secure a loan or guaranty made by the Company in connection with the Purchaser's acquisition of Purchase Stock, (x) a Transfer made pursuant to
Section 5, 6, 8 or 9 hereof, (y) a Transfer upon the death of the Purchaser to his executors, administrators, testamentary trustees, legatees or beneficiaries (the "Purchaser's Estate") or a Transfer to the executors, administrators, testamentary trustees, legatees or beneficiaries of a person who has become a holder of Stock in accordance with the terms of this Agreement, provided that it is expressly understood that any such transferee shall be bound by the provisions of this Agreement and (z) a Transfer made after the Purchase Date in compliance with the federal securities laws to a trust or custodianship the beneficiaries of which may include only the Purchaser, his spouse or his lineal descendants (which term shall include adoptive as well as biological descendants) (the "Purchaser's Trust") or a Transfer made after the third anniversary of the Purchase Date to such a trust by a person who has become a holder of Stock in accordance with the terms of this Agreement, provided that such Transfer is made expressly subject to this Agreement and that the transferee agrees in writing to be bound by the terms and conditions hereof.

     (b) The certificate (or certificates) representing the Stock shall bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE
          TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR
          OTHERWISE DISPOSED OF UNLESS

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          SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER
          DISPOSITION COMPLIES WITH THE PROVISIONS OF THE STOCKHOLDER'S AGREEMENT DATED AS OF ______________ BY AND AMONG ACCURIDE
          CORPORATION (THE "COMPANY"), THE PURCHASER NAMED ON THE FACE HEREOF AND HUBCAP ACQUISITION L.L.C. (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF (I) THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT OR THE RULES AND REGULATIONS IN EFFECT THEREUNDER, AND IN COMPLIANCE WITH APPLICABLE PROVISIONS OF STATE SECURITIES LAWS, AND
          (II) IF THE HOLDER IS A CITIZEN OR RESIDENT OF ANY COUNTRY OTHER THAN THE UNITED STATES, OR THE HOLDER DESIRES TO EFFECT ANY SUCH TRANSACTION IN ANY SUCH COUNTRY, THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OR OTHER ADVICE OF COUNSEL FOR THE HOLDER THAT SUCH TRANSACTION WILL NOT VIOLATE THE LAWS OF SUCH COUNTRY."

     (c) The Purchaser acknowledges that he has been advised that (i) the Stock has not been registered under the Securities Act, (ii) the Stock must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Stock unless it is subsequently registered under the Securities Act or an exemption from registration is available, (iii) it is not anticipated that there will be any public market for the Stock, (iv) an exemption from registration under Rule 144 promulgated under the Securities Act is not currently available with respect to the sales of any securities of the Company, and the Company has made no covenant to make such an exemption available (except as provided in Section 11(b) hereof), (v) when and if shares of Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with some other exemption under the Securities Act, (vii) a

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restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Stock, and (viii) a notation shall be made in the appropriate records of the Company indicating that the Stock is subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Stock.

     (d) If any shares of Stock are to be disposed of in accordance with Rule 144 under the Securities Act or otherwise, the Purchaser shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale, and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

     (e) The Purchaser agrees that, if any shares of the Common Stock (or securities convertible into or exchangeable for Common Stock) of the Company are offered to the public pursuant to an effective registration statement under the Securities Act, the Purchaser will not effect any public sale or distribution of any shares of Stock not covered by such registration statement within 7 days prior to, or within 180 days after, the effective date of such registration statement, unless otherwise agreed to in writing by the Company.

     (f) The Purchaser represents and warrants that (i) he has received and reviewed a Private Placement Memorandum, including all amendments and supplements thereto (the "Private Placement Memorandum") relating to the Stock and the documents referred to therein, certain of which documents set forth the rights, preferences and restrictions relating to the Stock and (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and its Subsidiaries and the business and prospects of the Company and its Subsidiaries which he deems necessary to evaluate the merits and risks related to his investment in the Stock and he has relied solely on such information.

     (g) The Purchaser further represents and warrants that (i) his financial condition is such that he can afford to bear the economic risk of holding the Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (ii) he can afford to suffer a complete loss of his investment in the Stock, (iii) all information which he has provided to the Company concerning himself and his financial position is correct and complete as of the date of this Agreement, (iv) he understands and has taken cognizance of all risk factors related to the purchase of the Stock, including those set forth in the Private Placement Memorandum referred to above, and (v) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Stock as contemplated by this Agreement.

3.   RESTRICTION ON TRANSFER.

     (a)  Except for Transfers permitted by clauses (w), (x), (y), and (z) of
Section 2(a) or pursuant to Section 12, the Purchaser agrees that he will not transfer, sell, assign, pledge,

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hypothecate or otherwise dispose of any shares of Stock at any time prior to the fifth anniversary of the Purchase Date. No Transfer of any such shares in violation hereof shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

     (b) Any attempt to Transfer any shares of Stock not in compliance with this Agreement shall be null and void and neither the Company nor any transfer agent shall give any effect in the Company's stock records to such attempted Transfer.

4.   RIGHT OF FIRST REFUSAL.

     (a) If, at any time after the fifth anniversary of the Purchase Date and prior to a Public Offering (as defined below), the Purchaser receives a bona fide offer to purchase any or all of his shares of Stock (an "Offer") from a third party (an "Offeror") which the Purchaser wishes to accept, the Purchaser shall cause such Offer to be reduced to writing and shall notify the Company in writing of his wish to accept such Offer. The Purchaser's notice shall contain an irrevocable offer to sell such shares of Stock to the Company, (in the manner set forth below) at a purchase price equal to the price contained in, and on the same terms and conditions of, such Offer, and shall be accompanied by a true copy of such Offer (which shall identify the Offeror thereof). At any time within 45 days after the date of the receipt by the Company of the Purchaser's notice described above, the Company shall have the right and option to purchase, or to arrange for a third party to purchase, all of the shares of Stock covered by the Offer either (i) at the same price and on the same terms and conditions as the Offer or (ii) if the Offer includes any consideration other than cash, then at the sole option of the Company, at the equivalent all cash price, determined in good faith by the Company's Board of Directors, by delivering a certified bank check or checks in the appropriate amount to the Purchaser at the principal office of the Company against delivery of certificates or other instruments representing the shares of Stock so purchased, appropriately endorsed by the Purchaser. If at the end of such 45 day period, the Company has not tendered the purchase price for such shares in the manner set forth above, the Purchaser may during the succeeding 30 day period sell not less than all of the shares of Stock covered by the Offer to the Offeror at a price and on terms no less favorable to the Purchaser than those contained in the Offer. No sale may be made to any Offeror unless such Offeror agrees in writing with the Company to be bound by the provisions of this Section 4 in connection with any resale by the Offeror. Promptly after any such sale to an Offeror, the Purchaser shall notify the Company of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the Company. If, at the end of the 30 day period following the expiration of the 45 day period during which the Company may elect to purchase the Stock, the Purchaser has not completed the sale of such shares of Stock as aforesaid, all the restrictions on sale, transfer and assignment contained in this Agreement shall again be in effect with respect to such shares of Stock.

     (b) If, at any time after the fifth anniversary of the Purchase Date and after the first Public Offering, the Purchaser receives an Offer, the provisions of subsection (a) above shall continue to apply but "5 day(s)" shall be substituted for "45 day(s)" and "2 day(s)" shall be substituted for "30 day(s)" in each instance, respectively, where such term occurs therein.

5. THE PURCHASER'S RESALE OF STOCK TO THE COMPANY AND SURRENDER OF OPTIONS UPON THE PURCHASER'S DEATH OR DISABILITY.

     (a) Except as otherwise provided herein, if on or prior to the later of the first Public Offering and the fifth anniversary of the Purchase Date, (i)
(A) the Purchaser is still in the employ of the Company or any Subsidiary of the Company or (B) the Purchaser has retired from the Company or any Subsidiary of the Company at age 65 or over (or such other age as may be approved by the Board of Directors of the Company) after having been employed by the Company or any of its Subsidiaries for at least three years after the Purchase Date (a "Permitted Retirement") and (ii) the Purchaser either dies or suffers a "Permanent Disability" (as defined below) (each, a "Put Event"), then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, shall have the right, for six months following the date of death or Permanent Disability, (X) to sell to the Company, and the Company shall be required to purchase, on one occasion, all or any portion of the shares of Stock then held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, at the "Section 5 Repurchase Price" (as determined in accordance with Section 7) and
(Y) to require the Company to pay to the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, an amount equal to the "Option Excess Price" (determined on the basis of the Section 5 Repurchase Price as provided in Section 10) with respect to the termination of all or any portion of the outstanding exercisable Options then held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be. The Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, shall send written notice to the Company of its intention to sell shares of Stock and/or to terminate Options in exchange for the payment referred to in the preceding sentence (the "Redemption Notice"). The completion of the purchase shall take place at the principal office of the Company on the tenth business day after the giving of the Redemption Notice. The Section 5 Repurchase Price and any payment with respect to Options as described above shall be paid by delivery to the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, of a certified bank check or checks in the appropriate amount payable to the order of the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, against delivery of certificates or other instruments representing the Stock so purchased and appropriate documents canceling the Options so terminated, appropriately endorsed or executed by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or his or its duly authorized representative. For purposes of this Agreement, the Purchaser shall be deemed to have suffered a "Permanent Disability" if the Purchaser is unable to engage in the activities required by employment by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as reasonably determined by the Board of Directors of the Company in good faith and in its discretion.

     (b) Notwithstanding anything in Section 5(a) to the contrary and subject to Section 13, if there exists and is continuing a default or an event of default on the part of the Company or any Subsidiary of the Company under any loan, guarantee or other agreement under which the Company or any Subsidiary of the Company has borrowed money, or such repurchase would result in a default or an event of default on the part of the Company or any Subsidiary of the

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Company under any such agreement, or if a repurchase would not be permitted under Section 170 of the General Corporation Law of the State of Delaware or would otherwise violate the General Corporation Law of the State of Delaware (each such occurrence being an "Event"), the Company shall not be obligated to repurchase any of the Stock or to make payment of the Option Excess Price in exchange for termination of any Options held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, until the first business day which is 15 calendar days after all of the foregoing Events have ceased to exist (the "Repurchase Eligibility Date"); PROVIDED, HOWEVER, that (i) the number of shares of Stock subject to repurchase under this Section 5(b) shall be that number of shares of Stock and (ii) the number of "Exercisable Option Shares" (as defined in Section 10) shall be that number of Exercisable Option Shares, held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, at the time of delivery of a Redemption Notice in accordance with Section 5(a) hereof; PROVIDED, FURTHER, that the "Repurchase Calculation Date" (as defined in Section 7) shall be determined in accordance with Section 7 as of the Repurchase Eligibility Date. All Options exercisable as of the date of a Redemption Notice shall continue to be exercisable until terminated in accordance with Section 10.

6.   THE COMPANY'S RIGHT TO REPURCHASE STOCK AND CANCEL OPTIONS OF THE
     PURCHASER.

     (a)  (i)    If, on or prior to the later of the first Public Offering and the fifth anniversary of the Purchase Date, (A) the Purchaser's active employment with the Company (and/or, if applicable, its Subsidiaries) is voluntarily or involuntarily terminated for any reason whatsoever, (B) the beneficiaries of the Purchaser's Trust shall include any person or entity other than the Purchaser, his spouse or his lineal descendants, (C) the Purchaser shall effect a Transfer of any Stock other than as permitted in this Agreement, or (D) there shall occur a Transfer of any Stock pursuant to any bankruptcy proceeding, levy, property settlement or disposition pursuant to law incident to marital separation or divorce (each, a "Call Event"), the Company shall have the right to purchase all or any portion of the shares of Stock then held by the Purchaser, the Purchaser's Estate and the Purchaser's Trust, as the case may be, at the "Section 6 Repurchase Price" (determined in accordance with Section 7); PROVIDED, HOWEVER, that if the Call Event results from the death, Permanent Disability or Permitted Retirement of the Purchaser, the Company shall have the right to purchase all or any portion of the shares of Stock held by the Purchaser, the Purchaser's Estate and the Purchaser's Trust, as the case may be, at the
     Section 5 Repurchase Price. The Company shall have until 75 days after the date of a Call Event in which to give notice in writing to the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, of the Company's exercise of such right ("Call Notice").

          (ii) If, on or prior to the later of the first Public Offering and the fifth anniversary of the Purchase Date, a Call Event occurs, the Company shall have the right (in accordance with the requirements of the Call Notice) to cancel all or any portion of the then exercisable outstanding Options held by any of the Purchaser, the Purchaser's Estate and the Purchaser's Trust, as the case may be, in exchange for payment to the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, with respect to each Exercisable Option Share so canceled, of an amount equal to the Option

     Excess Price determined on the basis of the Section 6 Repurchase Price, or, if the Call Event results from the death, Permanent Disability or Permitted Retirement of the Purchaser, the Section 5 Repurchase Price.

          (iii) The completion of each purchase and payment of the Option Excess Price pursuant to the foregoing shall take place at the principal office of the Company on the tenth business day after the later of the giving of notice of the Company's exercise of its rights pursuant to subsection (i) or (ii) above or the date of the Call Event. The Section 5 Repurchase Price or the Section 6 Repurchase Price, as the case may be, and any payment with respect to Options as described above shall be paid by delivery to the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, of a certified bank check or checks in the appropriate amount payable to the order of the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, against delivery of certificates or other instruments representing the Stock so purchased and appropriate documents canceling the Options so terminated, appropriately endorsed or executed by the Purchaser, the Purchaser's Estate or the Purchaser's Trust or his or its duly authorized representative.

     (b) Notwithstanding any other provision of this Section 6 to the contrary and subject to Section 13, if there exists and is continuing any Event, the Company shall delay the repurchase of the Stock and the payment with respect to any Options (pursuant to a Call Notice timely given in accordance with Section 6(a) hereof) held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, until the Repurchase Eligibility Date; PROVIDED, HOWEVER, that the determination of (i) the number of shares of Stock subject to repurchase under this Section 6(b) and (ii) the number of Exercisable Option Shares subject to cancellation in exchange for payment under this Section 6(b) shall be made at the time of delivery of a Call Notice in accordance with
Section 6(a) hereof; PROVIDED, FURTHER, that the Repurchase Calculation Date shall be determined in accordance with Section 7 based on the Repurchase Eligibility Date. All Options exercisable as of the date of a Call Notice shall continue to be exercisable until terminated in accordance with Section 10.

7.   DETERMINATION OF REPURCHASE PRICE.

     (a) The Section 5 Repurchase Price and the Section 6 Repurchase Price are each hereinafter referred to as the "Repurchase Price," as applicable the Repurchase Price shall be calculated on the basis of the unaudited financial statements of the Company or the Market Price Per Share (as defined in Section 7(f)) as of the "Repurchase Calculation Date" which shall be the last day of the month preceding the later of (i) the month in which the event giving rise to the repurchase occurs and (ii) the month in which the Repurchase Eligibility Date occurs. The event giving rise to the repurchase shall be the Transfer, death, Permanent Disability, Permitted Retirement or other termination of employment or other event, as the case may be, not the giving of any notice pursuant to
Section 5 or 6.

     (b) Prior to a Public Offering the Section 5 Repurchase Price shall be a per share Repurchase Price equal to the greater of (i) the Initial Price Per Share and (ii) the Adjusted Book Value Per Share (as defined in Section 7(d)) as of the Repurchase Calculation Date. After a

Public Offering, the Section 5 Repurchase Price shall be a per share Repurchase Price equal to the greater of (x) the Initial Price Per Share and (y) the Market Price Per Share (as defined in Section 7(f)) as of the Repurchase Calculation Date.

     (c) Prior to a Public Offering, the Section 6 Repurchase Price shall be a per share Repurchase Price equal to the lesser of (i) the Adjusted Book Value Per Share and (ii) the sum of (A) the Initial Price Per Share and (B) the product of (1) the "Percentage" (as defined below) and (2) the amount, if any, by which the Adjusted Book Value Per Share as of the Repurchase Calculation Date exceeds the Initial Price Per Share. After a Public Offering, the Section 6 Repurchase Price shall be a per share Repurchase Price equal to the lesser of
(x) Market Value Per Share as of the Repurchase Calculation Date or (y) the sum of (A) the Initial Price Per Share and (B) the product of (1) the Percentage and
(2) the amount, if any, by which the Market Value Per Share as of the Repurchase Calculation Date exceeds the Initial Price Per Share.

The "Percentage" shall be determined as follows:


Repurchase Calculation Date                                      Percentage

Prior to the first anniversary of the Purchase Date                - 0 -

On and after the first anniversary of the Purchase
Date and prior to the second anniversary of the Purchase Date       20%

On and after the second anniversary of the Purchase Date and
prior to the third anniversary of the Purchase Date                 40%

On and after the third anniversary of the Purchase Date and
prior to the fourth anniversary of the Purchase Date                60%

On and after the fourth anniversary of the Purchase Date and
prior to the fifth anniversary of the Purchase Date                 80%

On and after the fifth anniversary of the Purchase Date            100%

     (d) For purposes of this Agreement, Adjusted Book Value Per Share as of any date of determination shall equal the sum of (i) the Initial Price Per Share and (ii) the Book Value Per Share as of the date of determination minus the Book Value Per Share as of the Purchase Date. "Book Value Per Share" as of any date of determination shall equal the result of (x) the sum of (A) the stockholders' equity of the Company, excluding amounts attributable to shares of the Company's capital stock other than its Common Stock; the amount of any asset reversion resulting from the termination of any pension plan of the Company or any of its Subsidiaries; and excluding the effect of any decrease after the Purchase Date in the valuation allowance recognized at the Purchase Date related to deferred tax assets arising as a result of the "Recapitalization" (as defined below), all as determined in accordance with generally accepted accounting principles applied on a basis consistent with any prior periods, and (B) the aggregate exercise prices of all outstanding stock options and other rights to acquire common stock of the

Company and the aggregate conversion prices of all securities convertible into shares of Common Stock, divided by (y) the sum of the number of shares of Common Stock then outstanding and the number of shares of Common Stock issuable upon the exercise of all outstanding stock options and other rights to acquire Common Stock and the conversion of all securities convertible into shares of Common Stock. For purposes of this Agreement, Book Value Per Share as of the Purchase Date will be based on the stockholders' equity of the Company immediately after giving effect to purchase of Common Stock by Acquisition as of January 21, 1998, the redemption of Common Stock held by Phelps Dodge Corporation, the incurrence of related transaction fees and expenses, and the recognition of net deferred tax assets or liabilities related thereto (the "Recapitalization").

     (e) As used herein the term "Public Offering" shall mean the sale of shares of Common Stock to the public pursuant to a registration statement under the Securities Act which has been declared effective by the Securities and Exchange Commission (other than a registration statement on Form S-8 or any other similar form) which results in an active trading market in the Common Stock. A "Qualified Public Offering" shall mean a Public Offering pursuant to an effective registration statement relating to shares of Common Stock held by any or all of Acquisition, KKR and any of their respective Affiliates.

     (f) As used herein the term "Market Price Per Share" shall mean the price per share equal to the average of the last sale price of the Common Stock on the Repurchase Calculation Date on each exchange on which the Common Stock may at that time be listed and on which the Common Stock traded on such date or, if there shall have been no sales on any of such exchanges on the Repurchase Calculation Date, the average of the closing bid and asked prices on each such exchange at the end of the Repurchase Calculation Date or if there is no such bid and asked price on the Repurchase Calculation Date on the next preceding date when such bid and asked price occurred or, if the Common Stock shall not be so listed, the average of the closing sales prices as reported by NASDAQ at the end of the Repurchase Calculation Date in the over-the-counter market. If the Common Stock is not so listed or reported by NASDAQ, then the Market Price Per Share shall be the Adjusted Book Value Per Share.

     (g) In determining the Repurchase Price, appropriate adjustments shall be made for any future issuances of rights to acquire, and securities convertible into, Common Stock and any stock dividends, splits, combinations, recapitalizations, and any other adjustment in the number of outstanding shares of Common Stock.

8.   "TAG-ALONG" RIGHT.


     (a) In the event that at any time prior to the fifth anniversary of the first Public Offering, Acquisition (or one of its Affiliates or a KKR Affiliate to whom Acquisition has previously transferred any of its shares of Common Stock owned immediately following January 21, 1998, a "Transfer Affiliate") proposes to sell for cash or any other consideration any shares of Common Stock owned by it to any person (a "Proposed Purchaser"), in any transaction having such substance (including a merger) other than (i) a Public Offering or (ii) a sale to an Acquisition Affiliate or KKR Affiliate, Acquisition (or such Transfer Affiliate) will notify the

Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, in writing (a "Sale Notice") of such proposed sale (a "Proposed Sale") and the material terms of the Proposed Sale as of the date of the Sale Notice (the "Material Terms") promptly, and in any event not less than 15 days prior to the consummation of the Proposed Sale and not more than 5 days after the execution of the definitive agreement relating to the Proposed Sale, if any (the "Sale Agreement"). If within 10 days of the receipt of the Sale Notice, Acquisition (or such Transfer Affiliate) receives a written request (a "Sale Request") to include Stock held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust in the Proposed Sale, the Stock so held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust shall be so included as provided herein; PROVIDED, HOWEVER, that only one such Sale Request may be delivered by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, with respect to any Proposed Sale for all Stock held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust; and PROVIDED, FURTHER, that any Sale Request shall be irrevocable unless (x) there shall be a material adverse change in the Material Terms or (y) otherwise mutually agreed to in writing by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, and Acquisition (or such Transfer Affiliate). Promptly after the receipt of the Sale Request, Acquisition (or such Transfer Affiliate) will furnish the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, with a copy of the Sale Agreement, if any.

     (b) The number of shares of Stock that the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, will be permitted to include in a Proposed Sale pursuant to a Sale Request will be the product of (i) the number of shares of Stock then held by, and the number of Exercisable Option Shares that may then be acquired by, the Purchaser, the Purchaser's Estate or the Purchaser's Trust and (ii) the ratio of (A) the number of shares of Common Stock which Acquisition (or the Transfer Affiliate) proposes to sell in the Proposed Sale, to (B) the number of shares of Common Stock then held by Acquisition (and any Transfer Affiliates). Notwithstanding the above, if one of more holders of shares of Common Stock who have been granted the same rights granted hereunder elect not to include in the Proposed Sale the maximum number of shares of Common Stock which such holder would have been permitted to include in a Proposed Sale (the "Eligible Shares"), Acquisition, KKR and any of their respective Affiliates, or any of them, may sell in the Proposed Sale that number of additional shares of Common Stock owned by any of them not in excess of the number of Eligible Shares not included in the Proposed Sale.

     (c) Except as may otherwise be provided herein, shares of Stock subject to a Sale Request will be included in a Proposed Sale pursuant hereto and to any agreements with the Proposed Purchaser relating thereto, on the same terms and subject to the same conditions applicable to the shares of Common Stock which Acquisition (or the Transfer Affiliate) proposes to sell in the Proposed Sale. Such terms and conditions shall include, without limitation, the sale price; the payment of fees, commissions and expenses; the provision of, and representation and warranty as to, information requested of Acquisition (or the Transfer Affiliate); and the provision of requisite indemnifications; PROVIDED, HOWEVER, that any indemnification provided by the Purchaser, the Purchaser's Estate or the Purchaser's Trust shall be determined pro rata in proportion with the aggregate number of shares of Common Stock to be sold in the Proposed Sale.

     (d) Upon delivering a Sale Request, the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, will, if requested by Acquisition (or the Transfer Affiliate), execute and deliver a custody agreement and power of attorney in form and substance satisfactory to Acquisition (or the Transfer Affiliate) (a "Custody Agreement and Power of Attorney") with respect to the shares of Stock which are to be included in the Proposed Sale pursuant hereto. The Custody Agreement and Power of Attorney will provide, among other things, that the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Stock (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Purchaser's, the Purchaser's Estate's or the Purchaser's Trust's, as the case may be, agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on behalf of the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, with respect to the matters specified therein.

     (e) The Purchaser agrees that he will execute such other agreements as Acquisition (or the Transfer Affiliate) may reasonably request in connection with the consummation of a Proposed Sale and Sale Request and the transactions contemplated thereby.

     (f) Acquisition agrees that it shall not conduct any registered, underwritten public offering of any of its equity securities.

9.   "BRING-ALONG" RIGHT.

     (a) In the event that at any time prior to the fifth anniversary of the first Public Offering, Acquisition (or a Transfer Affiliate) proposes to sell any of its holdings of Common Stock (the "Acquisition Shares") in a Proposed Sale (a "Bring-Along Sale"), Acquisition (or such Transfer Affiliate) may provide the Purchaser, the Purchaser's Trust, or the Purchaser's Estate, as the case may be, written notice (a "Bring-Along Notice") of such Proposed Sale and the Material Terms thereof not less than 10 business days prior to the proposed date of the Bring-Along Sale (the "Bring-Along Sale Date") and the Purchaser hereby agrees to sell to such Proposed Purchaser that number of shares of Stock equal to the product of (i) the number of shares of Stock then held by, and the number of Exercisable Option Shares that may then be acquired by, the Purchaser, the Purchaser's Estate and the Purchaser's Trust and (ii) the ratio of (A) the number of shares of Common Stock which Acquisition (or the Transfer Affiliate) proposes to sell in the Proposed Sale to (B) the number of shares of Common Stock then held by Acquisition (and all Transfer Affiliates) at the same price and upon the same terms and conditions as such transfer of Acquisition Shares. The Purchaser shall not exercise any dissenter's rights with respect to the consummation of any such Proposed Sale.

     (b) On the Bring-Along Sale Date, the Purchaser (or the Purchaser's Trust or the Purchaser's Estate, as the case may be) shall deliver a certificate or certificates for his or its Stock, duly endorsed for transfer with signatures guaranteed, to such Proposed Purchaser in the manner and at the address indicated in the Bring-Along Notice against delivery of the purchase price for such Stock. The provisions of this Section 9 shall apply regardless of the form of consideration in the Bring-Along Sale.

10.  TERMINATION OF OPTIONS.


     All outstanding Options granted to the Purchaser under the Equity Plan or otherwise, whether or not then exercisable, shall be automatically terminated upon the payment by the Company to the Purchaser, pursuant to the provisions of
Section 5 or Section 6 of this Agreement, of an amount equal to the Option Excess Price. If the Option Excess Price is zero or a negative number, all outstanding Options granted to the Purchaser under the Equity Plan or otherwise, whether or not then exercisable, shall be automatically terminated upon the tenth business day after the later of (i) the date of the giving of the Call Notice or Put Notice, as the case may be, and (ii) the date of the Call Event or Put Event, as the case may be. The "Option Excess Price" with respect to each share of Stock that may be acquired by exercise of an Option shall mean the excess, if any, of (i) the Section 5 Repurchase Price or the Section 6 Repurchase Price, depending on which Repurchase Price would be used to repurchase Stock pursuant to Section 5 or 6, as the case may be (regardless of whether or not any Stock is actually subject to repurchase pursuant to such Sections), over (ii) the exercise price applicable to such Option. For purposes hereof, "Exercisable Option Shares" as of any date of determination shall mean shares of Common Stock which, at such time, could be purchased upon exercise of all outstanding Options granted to the Purchaser.

11.  THE COMPANY'S REPRESENTATIONS AND WARRANTIES.

     (a) The Company represents and warrants to the Purchaser that (i) this Agreement has been duly authorized, executed and delivered by the Company and
(ii) the Stock, when issued and delivered in accordance with the terms hereof and the Non-Qualified Stock Option Agreement, will be duly and validly issued, fully paid and nonassessable.

     (b) If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or engaged in a Public Offering, (i) the Company shall use reasonable efforts to register the Options and the Stock to be acquired on exercise thereof on a Form S-8 Registration Statement or any successor to Form S-8 to the extent that such registration is then available with respect to such Options and Stock and (ii) the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission ("SEC") thereunder, to the extent required from time to time to enable the Purchaser to sell shares of Stock without registration under the Securities Act within the limitations of the exemptions provided under any applicable rule or regulation of the SEC. Notwithstanding anything contained in this Section 11(b), the Company may deregister under Section 12 of the Exchange Act if it is then permitted to do so pursuant to the Exchange

Act and the rules and regulations thereunder. Nothing in this Section 11(b) shall be deemed to limit in any manner the restrictions on Transfer of Stock contained in this Agreement.

12.  "PIGGYBACK" REGISTRATION RIGHTS.

     (a) Until the later of first occurrence of a Qualified Public Offering and the fifth anniversary of the Purchase Date, the Purchaser hereby agrees to be bound by all of the terms, conditions and obligations of the Registration Rights Agreement of even date herewith, among the Company and certain of the Investors (the "Registration Rights Agreement") and, in the case of the first Qualified Public Offering and subject to the limitations set forth in this Section 12, shall have all of the rights and privileges of the Registration Rights Agreement, in each case as if the Purchaser were a "Holder" (as defined in the Registration Rights Agreement) other than the Company; PROVIDED, HOWEVER, that the Purchaser shall not have any rights to request registration under Section 3 of the Registration Rights Agreement. Notwithstanding anything to the contrary contained in the Registration Rights Agreement, the Purchaser's rights and obligations under the Registration Rights Agreement shall be subject to the limitations and additional obligations set forth in this Section 12. All shares of Stock purchased by the Purchaser pursuant to this Agreement and held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, including shares purchased upon the exercise of Options, shall be deemed to be "Registrable Securities" as defined in the Registration Rights Agreement.

     (b) The Company will promptly notify the Purchaser in writing (a "Notice") of any proposed registration (a "Proposed Registration") in connection with a contemplated Qualified Public Offering. If within 15 days of the receipt by the Purchaser of such Notice, the Company receives from the Purchaser, the Purchaser's Estate or the Purchaser's Trust a written request (a "Request") to register shares of Stock held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be (which Request will be irrevocable unless otherwise mutually agreed to in writing by the Purchaser and the Company), such shares of Stock will be so registered as provided in this Section 12; PROVIDED, HOWEVER, that for each such registration statement only one Request, which shall be executed by each of the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, may be submitted for all Registrable Securities held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust.

     (c) The maximum number of shares of Stock which will be registered pursuant to a Request will be the lowest of (i) the number of shares of Stock then held by the Purchaser (which for purposes of this subsection (c) shall include shares held by the Purchaser's Estate and the Purchaser's Trust), including all shares of Stock which may be acquired under unexercised Options to the extent then exercisable, (ii) the maximum number of shares of Common Stock which the Company can register in the Proposed Registration without adverse effect on the offering in the view of the managing underwriters (reduced pro rata with all Other Purchasers), and (iii) the maximum number of shares which the Purchaser (pro rata based upon the aggregate number of shares of Common Stock the Purchaser and all Other Purchasers have requested be registered) and all Other Purchasers are permitted to register under the Registration Rights Agreement.

     (d) Upon delivering a Request the Purchaser will, if requested by the Company, execute and deliver a Custody Agreement and Power of Attorney in form and substance satisfactory to the Company and as described pursuant to Section 8(d) with respect to the shares of Stock to be registered pursuant to this
Section 12.

     (e) The Purchaser agrees that he will execute such other agreements as the Company may reasonably request to further evidence the provisions of this
Section 12.

13.  PRO RATA REPURCHASES.

     Notwithstanding anything to the contrary contained in Sections 5, 6 and 7, if at any time consummation of all purchases and payments to be made by the Company pursuant to this Agreement and the Other Purchasers' Agreements would result in an Event, then the Company shall make purchases from, and payments to, the Purchaser and Other Purchasers pro rata (on the basis of the proportion of the aggregate number of shares of Common Stock each such Purchaser and all Other Purchasers have elected or are required to sell to the Company, including the number of shares of Common Stock that could be acquired by each upon exercise of then exercisable outstanding options to purchase Common Stock) for the maximum number of shares of Common Stock permitted without resulting in an Event (the "Maximum Repurchase Amount"). The provisions of Sections 5(b) and 6(b) shall apply in their entirety to payments and repurchases with respect to options and shares of Common Stock which may not be made due to the limits imposed by the Maximum Repurchase Amount under this Section 13. Until all of such Common Stock and options are purchased and paid for by the Company, the Purchaser and the Other Purchasers whose Common Stock and options are not purchased in accordance with this Section 13 shall have priority, on a pro rata basis, over other purchases of Common Stock and payment for options by the Company pursuant to this Agreement and the Other Purchasers' Agreements.

14.  RIGHTS TO NEGOTIATE REPURCHASE PRICE.

     Nothing in this Agreement shall be deemed to restrict or prohibit the Company from purchasing shares of Stock or Options from the Purchaser, at any time, upon such terms and conditions, and for such price, as may be mutually agreed upon between the Parties, whether or not at the time of such purchase circumstances exist which specifically grant the Company the right to purchase, or the Purchaser the right to sell, shares of Stock or which specifically grant the Company the right to cancel options or the Purchaser the right to receive any Option Excess Price under the terms of this Agreement.

15.  COVENANT REGARDING 83(B) ELECTION.

     Except as the Company may otherwise agree in writing, the Purchaser hereby covenants and agrees that he will make an election provided pursuant to Treasury Regulation 1.83-2 with respect to the Stock, including without limitation, the Stock to be acquired pursuant to Section 1 and the Stock to be acquired upon each exercise of the Purchaser's Options, and the Purchaser further covenants and agrees that he will furnish the Company with copies of the forms of election the Purchaser files within 30 days after the date hereof, and within 30 days after each exercise of the Purchaser's Non-Qualified Options and with evidence that each such election has been filed in a timely manner.

16.  NOTICE OF CHANGE OF BENEFICIARY.

     Immediately prior to any transfer of Stock to the Purchaser's Trust, the Purchaser shall provide the Company with a copy of the instruments creating the Purchaser's Trust and with the identity of the beneficiaries of the Purchaser's Trust. The Purchaser shall notify the Company immediately prior to any change in the identity of any beneficiary of the Purchaser's Trust.

17.  EXPIRATION OF CERTAIN PROVISIONS.

     The provisions contained in Sections 4, 5 and 6 of this Agreement and the portion of any other provision of this Agreement which incorporates the provisions of Section 4, 5 or 6, shall terminate and be of no further force or effect with respect to any shares of Stock sold by the Purchaser pursuant to an effective registration statement filed by the Company pursuant to Section 12 hereof.

18.  RECAPITALIZATIONS, ETC.

     The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Stock and the Options, to any and all shares of capital stock of the Company or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Stock or the Options, by reason of any stock dividend, split, reverse split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

19.  THE PURCHASER'S EMPLOYMENT BY THE COMPANY.

     Nothing contained in this Agreement or in any other agreement entered into by the Company and the Purchaser contemporaneously with the execution of this Agreement (i) obligates the Company or any Subsidiary of the Company to employ the Purchaser in any capacity whatsoever or (ii) prohibits or restricts the Company (or any of its Subsidiaries) from terminating the employment, if any, of the Purchaser at any time or for any reason whatsoever, with or without Cause, and the Purchaser hereby acknowledges and agrees that neither the Company nor any other person has made any representations or promises whatsoever to the Purchaser concerning the Purchaser's employment or continued employment by the Company.

20.  STATE SECURITIES LAWS.

     The Company hereby agrees to use its best efforts to comply with all state securities or "blue sky" laws which might be applicable to the sale of the Stock and the issuance of the Options to the Purchaser.

21.  BINDING EFFECT.

     The provisions of this Agreement shall be binding upon and accrue to the benefit of the Parties hereto and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(a) hereof, such transferee shall be deemed the Purchaser hereunder; provided, however, that no transferee (including without limitation, transferees referred to in Section 2(a) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking to become bound by the terms of this Agreement.

22.  AMENDMENT.

     This Agreement may be amended only by a written instrument signed by the Parties hereto.

23.  CLOSING.

     Except as otherwise provided herein, the closing of each purchase and sale of shares of Stock and the payment of the Option Excess Price, if any, pursuant to this Agreement shall take place at the principal office of the Company on the tenth business day following delivery of the notice by either Party to the other of its exercise of the right to purchase or sell such Stock hereunder or to cause the payment of the Option Excess Price, as the case may be.

24.  APPLICABLE LAW.

     The laws of the state of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Any suit, action or proceeding against the Purchaser, with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Delaware, and the Purchaser hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Purchaser appoints the Secretary of the Company, at its principal office, as his agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Purchaser in the manner provided in Section 28 hereof, shall be deemed in every respect effective service of process upon him in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Purchaser, in such other jurisdictions and in such manner, as may be permitted by applicable law. The Purchaser hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company or Acquisition with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Delaware, and the Purchaser hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company and Acquisition hereby submit to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

25.  ASSIGNABILITY OF CERTAIN RIGHTS BY THE COMPANY.

     The Company shall have the right to assign any or all of its rights or obligations to purchase shares of Stock pursuant to Sections 4, 5 and 6 hereof.

26.  LIMITED LIABILITY OF MEMBERS OF ACQUISITION.

     Notwithstanding any other provision of this Agreement, no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the transactions contemplated hereby shall be had against any current or future director, officer, employee, general or limited partner or member, of Acquisition or KKR, or any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of, or any current or future member of Acquisition or any current or future director, officer, employee, general or limited partner, member, assignee or affiliate of any of the foregoing, as such for any obligation of Acquisition under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the transactions contemplated hereby or for any claim based on, in respect of or by reason of such obligations or their creation.

27.  MISCELLANEOUS.

     In this Agreement (i) all references to "dollars" or "$" are to United States dollars and (ii) the word "or" is not exclusive. If any provision of this Agreement shall be declared illegal, void or unenforceable by any court of competent jurisdiction, the other provisions shall not be affected, but shall remain in full force and effect.

28.  NOTICES.

     All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by overnight courier or otherwise) or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

     (a)  If to the Company, to it at the following address:

                    Accuride Corporation
                    2315 Adams Lane

                    Henderson, Kentucky 42420
                    Attn: General Counsel

          with a copy to:

                    Latham & Watkins

                    885 Third Avenue
                    New York, New York 10022
                    Attn: Jed W. Brickner, Esq.

          If to Acquisition, to it at the following address:

                    c/o  Kohlberg Kravis Roberts & Co., L.P.
                    2800 Sand Hill Road, Suite 200
                    Menlo Park, California 94025
                    Attn: James H. Greene, Jr.

          with a copy to:

                    Latham & Watkins
                    885 Third Avenue
                    New York, New York 10022
                    Attn: Jed W. Brickner, Esq.

     (c) If to the Purchaser, to him at his most recent address as reflected in the Company's records,

or at such other address as the Party shall have specified by notice in writing to the other Parties in accordance with this Section 28.

29.  COVENANT NOT TO COMPETE; CONFIDENTIAL INFORMATION.

     (a) In consideration of the Company entering into this Agreement with the Purchaser, the Purchaser hereby agrees effective as of the Purchase Date, for so long as the Purchaser is employed by the Company or one of its Subsidiaries or Affiliates (but not entities which are Affiliates solely by reason of their relationship with KKR Partners II, L.P. ("Partners II")) and for a period of one year thereafter (the "Noncompete Period"), the Purchaser shall not, directly or indirectly, engage in the production, sale or distribution of rims or wheels for vehicles or of any other product or service produced, sold or distributed by the Company or its Subsidiaries or Affiliates (but not entities which are Affiliates solely by reason of their relationship with Partners II) on the date hereof or during the Noncompete Period anywhere in the world in which the Company or its Subsidiaries or Affiliates (but not entities which are Affiliates solely by reason of their relationship with Partners II) is doing business other than through the Purchaser's employment with the Company or any of its Subsidiaries or Affiliates. At the Company's option, the Noncompete Period may be extended for an additional one year period if (i) within nine months following the termination of the Purchaser's employment, the Company gives the

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

Purchaser notice of such extension and (ii) beginning with the first anniversary of such date of termination, the Company pays the Purchaser, in installments consistent with the Company's then current salary payment policies, an amount equal to the Purchaser's base salary on the date of the termination of his employment. For purposes of this Agreement, the phrase "directly or indirectly engage in" shall include any direct or indirect ownership or profit participation interest in an enterprise, whether as an owner, stockholder, partner, member, joint venturer of otherwise, and shall include any direct or indirect participation in an enterprise as a consultant, licensor of technology or otherwise. Nothing herein will prevent the Purchaser from, at any time, owning in the aggregate not more than 1% of the outstanding stock of any publicly traded class of stock of a corporation.

     (b) The Purchaser will not disclose or use at any time for so long as the Purchaser is employed by the Company or one of its Subsidiaries or Affiliates and for a period of five years thereafter, any Confidential Information (as defined below) of which the Purchaser is or becomes aware, whether or not such information is developed by him, except to the extent that such disclosure or use is directly related to and required by the Purchaser's performance of duties, if any, assigned to the Purchaser by the Company. As used in this Agreement, the term "Confidential Information" means information that is not generally known or available to the public and that is used, developed or obtained by the Company or its Subsidiaries or Affiliates in connection with its businesses, including but not limited to, (i) products or services; (ii) fees, costs and pricing structures; (iii) designs; (iv) computer software, including operating systems, applications and program listings; (v) flow charts, manuals and documentation; (vi) data bases; (vii) accounting and business methods;
(viii) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice;
(ix) customers or customer requirements, order levels or projections and customer or client lists; (x) other copyrightable works; (xi) all technology and trade secrets; and (xii) all similar and related information in whatever form. Confidential Information will not include any information that has been published in a form generally available to the public prior to the date the Purchaser proposes to disclose or use such information. The Purchaser acknowledges and agrees that all copyrights, works, inventions, innovations, improvements, developments, patents, trademarks and all similar or related information which relate to the actual or anticipated business of the Company and its Subsidiaries and Affiliates (including its predecessors) and conceived, developed or made by the Purchaser while employed by the Company or its Subsidiaries or Affiliates belong to the Company. The foregoing sentence does not apply to any copyrights, works, inventions, innovations, improvements, developments, patents, trademarks or other information: (i) for which no equipment, supplies, facility or Confidential Information of the Company were used; (ii) which were developed entirely on the Executive's own time; (iii) which do not relate at the time of conception or reduction to practice to the Company's current business or its anticipated research or development; and (iv) which do not result from any work performed by Executive for the Company. The Purchaser will perform all actions reasonably requested by the Company (whether during or after the Noncompete Period) to establish and confirm such ownership at the Company's expense (including without limitation assignments, consents, powers of attorney and other instruments).

     (c) Notwithstanding subsections (a) and (b) above, if at any time a court holds that any of the restrictions stated in such subsections (a) and (b) are unreasonable or otherwise unenforceable under circumstances then existing, the Parties hereto agree that the maximum period, scope or geographic area determined to be reasonable under such circumstances by such court will be substituted for the stated period, scope or geographic area, and will be effective, binding and enforceable against the Purchaser. Because the Purchaser's services are unique and because the Purchaser has had access to Confidential Information, the Parties hereto agree that money damages will be an inadequate remedy for any breach of this Agreement. In the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce, or prevent any violations of, the provisions hereof (without the posting of a bond or other security).


                               [signature page follows]

     IN WITNESS WHEREOF, the Parties have executed this Stockholder's Agreement as of the date first above written.

                              ACCURIDE CORPORATION


                              By
                                 ---------------------------------


                              HUBCAP ACQUISITION L.L.C.

                              By
                                 ---------------------------------


                              THE PURCHASER


                              ---------------------------------


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